Exhibit 10.1

Execution Version

INCREMENTAL COMMITMENT AGREEMENT  NO. 1

This INCREMENTAL COMMITMENT AGREEMENT NO. 1, dated as of May 1, 2020 (this “Agreement”), is entered into by and among each undersigned existing Lender and each undersigned Additional Lender, in each case with First Incremental Revolving Commitments as contemplated herein (each, an “Incremental Revolving Loan Lender” and collectively, the “Incremental Revolving Loan Lenders”), IAA, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, reference is made to the Credit Agreement, dated as of June 28, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and, as amended by this Agreement, the “Amended Credit Agreement”), among the Borrower, the lenders and issuing banks party thereto from time to time and the Administrative Agent.  Capitalized terms used but not otherwise defined herein are used with the meanings given in the Amended Credit Agreement;

WHEREAS, on the terms and subject to the conditions of the Credit Agreement, pursuant to Section 4.17 thereof, the Borrower may obtain Incremental Revolving Commitments by entering into one or more Incremental Commitment Agreements with existing Lenders and Additional Lenders that have agreed to provide such Incremental Revolving Commitments;

WHEREAS, in accordance with Section 4.17 of the Credit Agreement, the Borrower hereby requests Incremental Revolving Commitments under the Credit Agreement in an aggregate amount of One Hundred and Thirty-Six Million Dollars ($136,000,000) (the “First Incremental Revolving Commitments” and the loans thereunder, the “First Incremental Revolving Loans”), to be provided by the Incremental Revolving Loan Lenders party hereto and effective on the Incremental Effective Date (as defined below) pursuant to the terms hereof; and

WHEREAS, on the terms and subject to the conditions of the Credit Agreement and this Agreement, the Incremental Revolving Loan Lenders are willing to extend such First Incremental Revolving Commitments to the Borrower.

NOW, THEREFORE, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           Commitment. (a) Each Incremental Revolving Loan Lender hereby commits, severally and not jointly, to provide its respective First Incremental Revolving Commitments as set forth on Schedule A annexed hereto and to make First Incremental Revolving Loans, on the terms and subject to the conditions set forth herein and in the Credit Agreement.

(b)          By executing and delivering this Agreement, each Incremental Revolving Loan Lender shall be deemed to confirm to and agree with the other parties signatory hereto as follows: (i) such Incremental Revolving Loan Lender has full power and authority, and has taken all action necessary, to execute and deliver this Agreement; (ii) such Incremental Revolving Loan Lender confirms that it has received a copy of this Agreement, the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and the Credit Agreement, as applicable, and that it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and that it is experienced in making loans of such type; (iii) such Incremental Revolving Loan Lender agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or any Additional Other Representative (as defined below) and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under this Agreement or the Credit Agreement; (iv) such Incremental Revolving Loan Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (v) such Incremental Revolving Loan Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the Credit Agreement it is required to perform as a Lender.

(c)         Status as a Lender; Status as Incremental Revolving Loans.  Each Loan Party and each Incremental Revolving Loan Lender acknowledges and agrees that, (i) upon its execution of this Agreement and the occurrence of the Incremental Effective Date, each Incremental Revolving Loan Lender that is an Additional Lender shall become a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder; (ii) notwithstanding anything to the contrary in the Credit Agreement or any Loan Document, each First Incremental Revolving Commitment shall be (A) incurred in the form of increases to the Revolving Commitments, (B) deemed a Revolving Commitment under the Revolving Facility, and (C) identical to and form part of such Revolving Facility under, and for all purposes of, the Credit Agreement and the other Loan Documents, with such terms and conditions applicable thereto as specified in the Credit Agreement or such Loan Document; (iii) for purposes of Section 11.1 of the Amended Credit Agreement, the First Incremental Revolving Loans shall be considered collectively with all other Loans for purposes of making determinations of “Required Lenders” (or for any consent requiring the consent of affected Lenders or of all of the Lenders) and shall be treated as Revolving Loans for all other purposes thereunder in accordance with the Amended Credit Agreement; and (iv) the definition of “Obligations” shall be deemed to include all unpaid principal of and accrued and unpaid interest on all First Incremental Revolving Loans. For the avoidance of doubt, each party hereto acknowledges and agrees that it is the intention of such party that the terms and conditions applicable to, and the provisions in the Amended Credit Agreement and the other Loan Documents relating to, the First Incremental Revolving Loans shall be identical to the terms and conditions applicable to, and the provisions in the Amended Credit Agreement and the other Loan Documents relating to, the Revolving Loans incurred under the Revolving Facility.

SECTION 2.            Conditions to Effectiveness.  This Agreement shall become a binding agreement of the parties hereto and the agreements set forth herein shall become effective on the date of satisfaction (or waiver by each Incremental Revolving Loan Lender) of the following conditions (the date such conditions are satisfied or waived, the “Incremental Effective Date”):

(a)          this Agreement shall have been duly executed by the Borrower, each other Loan Party, the Administrative Agent and each Incremental Revolving Loan Lender, and delivered to the Administrative Agent;

(b)         the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that at the time of and immediately after the Incremental Effective Date, the Incurrence of the First Incremental Revolving Commitments and the making of any First Incremental Revolving Loans on the Incremental Effective Date, no Default or Event of Default shall have occurred and be continuing;

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(c)          the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the representations and warranties set forth in each Loan Document (including those set forth in Section 4 of this Agreement) shall be true and correct in all material respects (other than where a representation or warranty is already qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the Incremental Effective Date with the same effect as though made on and as of such date except, to the extent such representations and warranties refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects where a representation or warranty is already qualified by materiality) as of such earlier date;

(d)          the Administrative Agent shall have received, on behalf of itself and the Incremental Revolving Loan Lenders, a satisfactory written opinion of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Loan Parties and (ii) Ice Miller LLP, Indiana counsel to Automotive Recovery Services, Inc., in each case, (x) dated the Incremental Effective Date, (y) addressed to the Administrative Agent and each Incremental Revolving Loan Lender and, in each case, each of their permitted assigns and (z) otherwise in form and substance reasonably acceptable to the Administrative Agent;

(e)          the Administrative Agent shall have received confirmation reasonably satisfactory to it that all fees required to be paid and all invoiced expense reimbursements (to the extent invoiced at least three (3) Business Days prior to the Incremental Effective Date) payable by any Loan Party for the account of any of the Additional Other Representatives, the Administrative Agent or the Incremental Revolving Loan Lenders (or any of their respective Affiliates) on or before the Incremental Effective Date will be paid prior to or concurrently with the effectiveness of this Agreement and the First Incremental Revolving Commitments;

(f)          the Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of Exhibit I to the Credit Agreement certifying that the Loan Parties on a consolidated basis, immediately after the consummation of the transactions to occur on the Incremental Effective Date, are Solvent;

(g)         the Administrative Agent shall have received with respect to each Loan Party: (i) Organizational Documents certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and complete as of the Incremental Effective Date or a certification that such Organizational Documents have not changed since the Closing Date; (ii) resolutions or other action duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the transactions contemplated by this Agreement and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party; (iii) incumbency certificates and/or other certificates of Responsible Officers as the Administrative Agent may reasonably require providing evidence as to the identity, authority and capacity of each such Responsible Officer thereof authorized to act in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and (iv) such certificates of good standing or the equivalent from such Loan Party’s jurisdiction of organization or formation, as applicable, relating to the existence of each Loan Party, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

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(h)          after giving pro forma effect to any Incurrence or discharge of Indebtedness on the Incremental Effective Date and all related transactions as if completed on the first day of the twelve month period ending on the most recent Test Date, the Borrower would have been in compliance with Section 8.1 of the Credit Agreement on the Test Date (assuming compliance with Section 8.1 of the Credit Agreement, as originally in effect or amended in accordance with the date hereof, was required on the Test Date), and the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower on or prior to the Incremental Effective Date certifying the foregoing;

(i)           subject to Section 3, for each Mortgaged Property for which Mortgages are existing prior to the Incremental Effective Date, the Borrower shall deliver or cause to be delivered to Administrative Agent either:

(i)              (1) written confirmation (which confirmation may be provided in the form of an electronic mail acknowledgment in form and substance reasonably satisfactory to the Administrative Agent) from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that: (x) the recording of the existing Mortgages is the only filing or recording necessary to give constructive notice to third parties of the Lien created by such Mortgages as security for the Loans, including the Loans evidenced by the Amended Credit Agreement, for the benefit of the Secured Parties; and (y) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the Lien created by such Mortgages as security for the Loans, including the Loans evidenced by the Amended Credit Agreement, for the benefit of the Secured Parties; and (2) an updated title search report (in form and substance reasonably satisfactory to the Administrative Agent) for the Mortgaged Property applicable to such Mortgages; or

(ii)              (1) a Modification; (2) an endorsement to the existing title insurance policy for the applicable Mortgaged Property, date down(s) or other evidence reasonably satisfactory to the Administrative Agent confirming and/or insuring that since the issuance of the existing title insurance policy for the applicable Mortgaged Property there has been no change in the condition of title and that  no intervening liens or encumbrances have been filed or recorded against the applicable Mortgaged Property since the issuance of the existing title insurance policy (other than Permitted Encumbrances), a copy of all recorded documents referred to, or listed as exceptions to title in, the title policies and a copy of all other material documents filed or recorded against the Mortgaged Properties; (3) such owner’s title affidavits as may be reasonably required by the title insurer with respect to any required Modifications of or endorsements to the applicable title insurance policy, including therein any so-called “no change” survey affidavit; (4) any other documents or items reasonably necessary to maintain the continuing priority of the Lien of such Mortgages as security for the Loans or required in connection with the recording of such Modifications and issuance of such endorsements, including evidence reasonably satisfactory to Administrative Agent that all premiums in respect of each such endorsement, all charges for mortgage recording tax, and all related expenses, if any, have been paid; and (5) in the case of a Modification, an opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent) in each state in which a Mortgaged Property is located, with respect to the enforceability of the Modification recorded in such state, together with such other matters as Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent; and

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(j)         the Borrower shall have provided the documentation and other information to the Administrative Agent and the Incremental Revolving Loan Lenders that are required by regulatory authorities under the applicable “know-your-customer” rules and regulations and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation and that have been reasonably requested by the Incremental Revolving Loan Lenders prior to the Incremental Effective Date.

SECTION 3.             Post-Effective Date Conditions.  To the extent the requirements of Section 2(i) have not been satisfied on or prior to the Incremental Effective Date after the use of the Borrower’s commercially reasonable efforts to do so, the Borrower shall deliver, or cause to be delivered, to the Administrative Agent within ninety (90) days after the Incremental Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), the documents specified in Section 2(i).

SECTION 4.             Representations and Warranties.  The Borrower represents and warrants that:

(a)          Authority.  Each of the Borrower and the other Loan Parties have the requisite organizational power and authority to execute and deliver this Agreement and perform its obligations under this Agreement and the Amended Credit Agreement, as applicable.  Each Loan Party has the requisite organizational power and authority to execute, deliver and perform its obligations under the Loan Documents, as amended hereby.  The execution, delivery and performance by the Borrower and the other Loan Parties of this Agreement, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.

(b)         Enforceability.  This Agreement has been duly executed and delivered by the Borrower and each other Loan Party.  When the conditions to effectiveness in Section 2 of this Agreement have been satisfied, each of this Agreement and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

(c)         Representations and Warranties.  The representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (other than where a representation or warranty is already qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the Incremental Effective Date as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects (or true and correct in all respects where a representation or warranty is already qualified by materiality) as of such earlier date).

(d)          No Default.  No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Agreement.

(e)          Use of Proceeds.  The Borrower shall use the proceeds of the First Incremental Revolving Loans pursuant to the terms of Section 5 of this Agreement.

SECTION 5.             Use of Proceeds.  The proceeds of the First Incremental Revolving Loans shall be used solely for general corporate purposes of the Borrower and its Subsidiaries, including to fund acquisitions.

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SECTION 6.             Reference to and Effect on the Loan Documents.

(a)         On and after the Incremental Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(b)         The Amended Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Amended Credit Agreement.

(c)          The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver or amendment of any provision of any of the Loan Documents.  This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.

(d)         The Borrower and the other parties hereto acknowledge and agree that, on and after the Incremental Effective Date, this Agreement and each of the other Loan Documents to be executed and delivered by a Loan Party shall constitute a Loan Document for all purposes of the Amended Credit Agreement.

(e)          The provisions of Sections 11.12 and 11.16 of the Credit Agreement shall apply with like effect to this Agreement.

SECTION 7.           Reaffirmation. Each of the Grantors (as defined in the Guarantee and Collateral Agreement) hereby (i) confirms and agrees that the Guarantee and Collateral Agreement, the other Security Documents and all of the Collateral (as defined in the Guarantee and Collateral Agreement) described in the foregoing do, and shall continue to, secure the payment and performance of all of the Secured Obligations (as defined in the Guarantee and Collateral Agreement), after giving effect to this Agreement, (ii) reaffirms the security interest granted by such Grantor to the Administrative Agent and the Secured Parties (including the Incremental Revolving Loan Lenders) and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Grantors contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Agreement, (iv) grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of the Collateral (as defined in the Guarantee and Collateral Agreement) as collateral security for the complete payment and performance of such Grantors’ Secured Obligations (as defined in the Guarantee and Collateral Agreement) and (v) authorizes the filing of financing statements as set forth in Section 7.3 of the Guarantee and Collateral Agreement.

SECTION 8.           Pro Rata Reallocations. On the Incremental Effective Date, (i) each Revolving Lender existing immediately prior to the Incremental Effective Date will automatically and without further act be deemed to have assigned to each Incremental Revolving Loan Lender, and each Incremental Revolving Loan Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s participations in outstanding Letters of Credit and Swingline Loans under the Credit Agreement such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including each Incremental Revolving Loan Lender) (A) participations in Letters of Credit under the Amended Credit Agreement and (B) participations in Swingline Loans under the Amended Credit Agreement shall be held on a pro rata basis on the basis of their respective Revolving Commitments (after giving effect to any increase in the Revolving Commitment pursuant to this Agreement) and (ii) the existing Revolving Lenders shall assign Revolving Loans to certain other Revolving Lenders (including the Incremental Revolving Loan Lenders), and such other Revolving Lenders (including the Incremental Revolving Loan Lenders) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding borrowing of Revolving Loans pro rata on the basis of their respective Revolving Commitments (after giving effect to any increase in the Revolving Commitment pursuant to this Agreement); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained in the Credit Agreement shall not apply to the transactions effected pursuant to this Section 8.

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SECTION 9.           Additional Other Representatives. The Borrower agrees that (a)(i) JPMorgan Chase Bank, N.A. has been appointed as sole lead arranger and lead left bookrunner for the First Incremental Revolving Commitments (in such capacities, the “Lead Arranger”), (ii) each of SunTrust Robinson Humphrey, Inc., Barclays Bank PLC (“Barclays”), BofA Securities, Inc., Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”) is hereby appointed as a joint bookrunner for the First Incremental Revolving Commitments (in such capacities, the “Joint Bookrunners”), (iii) each of Truist Bank, Bank of America, N.A., Barclays, Goldman Sachs Bank USA and Morgan Stanley is hereby appointed as a co-syndication agent for the First Incremental Revolving Commitments (in such capacities, the “Syndication Agents”) and (iv) each of BMO Capital Markets Corp. and Fifth Third Bank, National Association is hereby appointed as a co-documentation agent for the First Incremental Revolving Commitments (in such capacities, the “Documentation Agents”; the Lead Arranger, the Joint Bookrunners, the Syndication Agents and the Documentation Agents, collectively, the “Additional Other Representatives”), (b) on and after the Incremental Effective Date, each of the Additional Other Representatives shall be deemed to be a “Other Representative” under the Amended Credit Agreement and shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Other Representatives pursuant to Article X and Section 11.5 of the Amended Credit Agreement and shall be subject to Section 11.15 of the Amended Credit Agreement and (c) except as otherwise agreed to in writing by the Borrower and each Additional Other Representative or expressly as set forth in the Amended Credit Agreement with respect to the Other Representatives, such Additional Other Representative, solely in its capacity as such, shall have no duties, responsibilities or liabilities with respect to the First Incremental Revolving Commitments under this Agreement, the Amended Credit Agreement or any other Loan Document.

SECTION 10.           Fees. The Borrower agrees to pay (or cause to be paid) to the Administrative Agent and the Incremental Revolving Loan Lenders (or their respective affiliates, as applicable) any fees in the amounts and on the dates previously agreed to in writing by the Borrower, on the one hand, and the Administrative Agent or any Incremental Revolving Loan Lender (or their respective affiliates), on the other hand, in connection with the First Incremental Revolving Commitments and/or this Agreement.

SECTION 11.          Counterparts.  This Agreement (including all consents and authorizations relating hereto) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement (or any consent or authorization relating hereto) by electronic transmission or facsimile shall be effective and enforceable as delivery of a manually executed counterpart thereof.  The Administrative Agent will not have any responsibility for determining whether (and makes no representation as to whether) any such counterpart has been duly authorized, executed or delivered or is enforceable against any party hereto.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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SECTION 12.          GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BORROWER:

IAA, INC.

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Senior Vice-President, Secretary & General Counsel

SUBSIDIARY GUARANTORS:

AUTO DISPOSAL SYSTEMS, INC.

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Executive Vice-President, Chief Legal Officer & Secretary

AUTOMOTIVE RECOVERY SERVICES, INC.

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Executive Vice-President, Chief Legal Officer & Secretary

AXLE HOLDINGS ACQUISITION COMPANY, LLC

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Executive Vice-President, Chief Legal Officer & Secretary

AXLE HOLDINGS, INC.

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Executive Vice-President, Chief Legal Officer & Secretary

[Signature Page to Incremental Commitment Agreement No. 1]

IMPACT TEXAS, LLC

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Executive Vice-President, Chief Legal Officer & Secretary

IAA ACQUISITION CORP.

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Executive Vice-President, Chief Legal Officer & Secretary

INSURANCE AUTO AUCTIONS CORP.

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Executive Vice-President, Chief Legal Officer & Secretary

IAA HOLDINGS, INC.

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Executive Vice-President, Chief Legal Officer & Secretary

INSURANCE AUTO AUCTIONS, INC.

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Executive Vice-President, Chief Legal Officer & Secretary

INSURANCE AUTO AUCTIONS OF GEORGIA LLC

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Executive Vice-President, Chief Legal Officer & Secretary

[Signature Page to Incremental Commitment Agreement No. 1]

IAA SERVICES, INC.

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Executive Vice-President, Chief Legal Officer & Secretary

INSURANCE AUTO AUCTIONS TENNESSEE LLC

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Executive Vice-President, Chief Legal Officer & Secretary

DECISION DYNAMICS, LLC

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Secretary

DDI MVS GROUP, LLC

By:	/s/ J. Sidney Peryar
Name:	J. Sidney Peryar
Title:	Secretary

[Signature Page to Incremental Commitment Agreement No. 1]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and an Incremental Revolving Loan Lender

By:	/s/ Brendan Korb

Name:	Brendan Korb
Title:	Vice President

[Signature Page to Incremental Commitment Agreement No. 1]

TRUIST BANK,
as an Incremental Revolving Loan Lender

By:	/s/ Sheryl Squires Kerley
Name:	Sheryl Squires Kerley
Title:	Vice President

[Signature Page to Incremental Commitment Agreement No. 1]

BANK OF AMERICA, N.A.,
as an Incremental Revolving Loan Lender

By:	/s/ Daniel Phelan
Name:	Daniel Phelan
Title:	Vice President

[Signature Page to Incremental Commitment Agreement No. 1]

BARCLAYS BANK PLC,
as an Incremental Revolving Loan Lender

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

[Signature Page to Incremental Commitment Agreement No. 1]

GOLDMAN SACHS BANK USA,
as an Incremental Revolving Loan Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

[Signature Page to Incremental Commitment Agreement No. 1]

Morgan Stanley Bank, N.A.,
as an Incremental Revolving Loan Lender

By:	/s/ Alysha Salinger
Name:	Alysha Salinger
Title:	Authorized Signatory

[Signature Page to Incremental Commitment Agreement No. 1]

BMO Harris Bank N.A.,
as an Incremental Revolving Loan Lender

By:	/s/ Josh Hovermale
Name:	Josh Hovermale
Title:	Director

[Signature Page to Incremental Commitment Agreement No. 1]

Fifth Third Bank, N.A.,
as an Incremental Revolving Loan Lender

By:	/s/ Mike Gifford
Name:	Mike Gifford
Title:	Director

[Signature Page to Incremental Commitment Agreement No. 1]

SCHEDULE A
TO INCREMENTAL COMMITMENT AGREEMENT NO. 1

Name of Lender	First Incremental Revolving Commitment
TRUIST BANK	$26,600,000.00
JPMORGAN CHASE BANK, N.A.	$23,000,000.00
BANK OF AMERICA, N.A.	$16,600,000.00
BARCLAYS BANK PLC	$16,600,000.00
GOLDMAN SACHS BANK USA	$16,600,000.00
MORGAN STANLEY BANK, N.A.	$16,600,000.00
BMO HARRIS BANK, N.A.	$10,000,000.00
FIFTH THIRD BANK, NATIONAL ASSOCIATION	$10,000,000.00
Total: $136,000,000.00

Schedule A